Delaware Corporate Bond Fund
                 Delaware Extended Duration Bond Fund

          Supplement to Prospectuses dated September 29, 1999

  The following replaces the information under the section entitled "Portfolio managers":

  Stuart N. Hosansky has primary responsibility for making day-to-day investment decisions for Funds.

  Stuart N. Hosansky, Vice President/Portfolio Manager, earned his bachelor's degree in Business Administration from Ohio State University and his MBA in Finance from Drexel University. He joined Delaware Investments in September 1998. Mr. Hosansky began his investment career at PNC Financial Corp. as an Assistant Vice President and Credit Officer. He subsequently held various positions at Corestates Financial Corp. in both trading and credit analysis. Most recently, Mr. Hosansky worked for Corestates Investment Advisers as a Portfolio Manager performing extensive fixed-income research. He is a CFA charterholder and a member of the Financial Analysts of Philadelphia. Mr. Hosansky has been managing the Funds since April 25, 2000.